QUARTERLY REPORT
December 31, 2007

FMI
Large Cap
Fund

A NO-LOAD
MUTUAL FUND

FMI
Large Cap
Fund

Mid-December, 2007

Dear Fellow Shareholders:

The FMI Large Cap Fund declined 2.26%(1) in the December quarter and returned 4.11% for the calendar year. This compares to the Standard & Poor’s 500 Index(2) return of -3.33% in the quarter and 5.49% for the calendar year.  Volatility and generally weak performance earmarked the quarter. This sort of environment would typically be good for value-oriented managers, but as has been the case for the past several quarters, growth managers performed better. As discussed in our last letter, the strength in the market is being driven by a fairly narrow group of stocks, largely in the technology, energy and materials sectors. A growth and momentum mentality has returned after a seven-year hiatus and atypically, this has held even in a difficult market, at least in the very short run.  It is especially frustrating for the Fund, as we correctly anticipated the mortgage and credit problems in the banking and brokerage area and avoided most of the damage here.  However, we have become increasingly more positive about the long-term prospects for the Fund, at least on a relative basis, given the more attractive valuations and balance sheets that remain very solid.

Below we outline some of the recent events and economic factors that have influenced the investment landscape, and conclude with some comments about the future.

The Economy
After the slowdown in the September quarter of 2006, economic growth accelerated and stayed fairly robust through the third quarter of 2007. The September 2007 quarter’s strength (4.9% Gross Domestic Product growth) is a little deceptive, as inventories grew substantially. The fourth quarter is widely believed to have slowed dramatically, perhaps even to 0.0% real growth. This would bring the rate of real GDP growth for the year to approximately 2.3%. Early readings from the holiday retail scene have been poor, the Federal Reserve Board’s Beige Book revealed incremental weakness, housing prices continued to deflate, consumer confidence has fallen substantially, and the labor markets have lost some steam. In short, a consumer recession may be unfolding.

Following is a remarkable chart we put together using Federal Reserve data. It shows owners’ equity as a percentage of household real estate on a year-by-year basis, going back to 1945.  The starting point reflects a very high level of equity stemming from the extreme conservatism in the aftermath of the Great Depression and World War II. As soldiers and others began families and reignited domestic consumption, optimism prevailed and lots of mortgages were issued (not the no-money-down kind). This drove the percent of equity down to the roughly 65-70% range, where it remained for approximately another twenty years. Over the past fifteen years, and particularly the last six or seven, equity plummeted, even while home prices grew at an unprecedented rate. Clearly, consumers were pulling money out of their homes even faster than the homes were appreciating. The
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(1)	The Fund’s one year and annualized five year and since inception (December 31, 2001) returns through December 31, 2007 were 4.11%, 15.43% and 9.69%, respectively.
(2)
The Standard and Poor’s 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Standard and Poor’s Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock’s weighting in the Index is based on its relative total market value (i.e. its market price per share times the number of shares outstanding). Stocks may be added or deleted from the Index from time to time.

big question is how much this aided consumption – and now that the game is over, how much it detracts from  future consumption. The studies we have seen suggest this phenomenon boosted consumption by 0.5-1.0% per year, so it would be logical to assume the growth penalty will be about the same.

Owners’ Equity as a Percentage of Household Real Estate

Source:  Federal Reserve Board. Table B.100: “Balance Sheet of Households and Nonprofit Organizations: Owners Equity as a Percentage
of Household Real Estate.” Flow of Funds Accounts of the United States (1945-2006). December 6, 2007.  http://www.federalreserve.gov.

You have seen us publish the following savings rate chart in the past.  One of the arguments proffered to explain the low savings rate is that consumers were saving in other ways not captured by the official measurement. Rising real estate values have repeatedly been cited as a source of savings not represented in the official data. The Owners’ Equity chart debunks this explanation. It is reasonable to assume, as some economists do, that official savings are understated due to other financial holdings. The official rate does not

Consumer Sector:  Personal Savings Rate

Sources:  Bureau of Economic Analysis; Federal Reserve Board • Copyright © 2007 Crandall,
Pierce & Company.  All rights reserved.  Shaded areas represent recessionary periods.

pick up other forms of savings such as unrealized capital gains or pension and retirement gains, but these gains would have to have been a growing factor over time to explain the rapid falloff in the official rate in recent years. We think the official measurement, whose calculation has not changed significantly in decades, fairly portrays that U.S. consumers have generally overspent their income in recent years. The $650 billion trade deficit supports this view, too.  Now the adjustment process is underway.

The weakening consumer outlook and the highly publicized mortgage fiasco were undoubtedly on the minds of the Federal Reserve governors when they cut the Fed Funds rate for the third time on December 11. The Bernanke Fed may be no more willing to take pain than the Greenspan Fed, as evidenced by these moves, even in the face of a dollar that is under assault and inflation that continues to escalate. The Economist reports that the dollar’s value against a basket of leading currencies tracked by the Fed recently hit an all time low; in 2002 the euro was worth $0.86, and today it is worth $1.47. It is unlikely that the U.S. dollar will lose its place as the world’s preeminent currency, but the chinks in the armor are certainly visible.

The-mid December Consumer Price Index (CPI) release showed a year-over-year increase of 4.3%. The Leuthold Group, a highly respected research firm we have cited in the past, believes the CPI will peak in the first quarter at 5.0%.  Leuthold and several noted economists think CPI understates inflation. Through hedonic prices, the government statisticians ascribe quality adjustments to various goods, which in effect, reduces their official CPI value. By way of example, Leuthold shows that since 1979, the average price of a car has gone from $6,847 to over $34,000 (5.9% compounded). The CPI hedonically adjusted series is up just 1.7%. Electronics and other big-ticket items are even more distorted. Nobody is hedonically adjusting your salary!  Anecdotally, we note year-over-year increases in a number of important items: gasoline, 33%; a loaf of bread, 11%; milk, 25%; and a plumber or electrician, 10%.  While we do not foresee wages getting out of hand, which would be very worrisome, the Fed’s relative indifference toward inflation (and the value of the dollar) is perplexing.

Overall, the economy appears to be slowing, but not falling apart. We would not be surprised if the next several quarters looked recessionary.  The outlook is subdued, mainly due to slower consumer spending resulting from fewer home equity dollars being reconstituted into retail purchases. Higher unemployment has not been a factor thus far, although that could play out in 2008.  Exports should remain fairly strong, mitigating some of the domestic slowdown. We think the economy would benefit from the adjustments that typically come in slowdowns and recessions, namely, a higher savings rate. This would put the consumer on more solid footing for the future and help balance out trade. Normally, we wouldn’t be overly concerned about the trade deficit, but since foreign investors seem less willing to recycle their export earnings into dollar-denominated assets, it makes sense to reduce this pressure.

Mortgages, et al
In a recent Barron’s editorial, Thomas Donlan said, “The work of Wall Street is often to introduce people who should not borrow to people who should not lend.” This beautifully captures the essence of what happened from 2002-2006. The fundamental issue is that people who had no business buying a home were encouraged to do so. So were the speculators and the fraudsters (spurred by easy credit). Taking subprime and “Alt-A” loans through Wall Street’s alchemy machine – turning them into investment grade securities, which in turn were used as collateral for additional securities – will go down as one of the most spectacular excesses in investment history. Now the politicians want to bail out the subprime borrowers, or at least some of them facing adjustable rate increases, in a hastily concocted, highly convoluted rescue plan.  Your first clue that the cure will be worse than the disease is when politicos from both sides agree that, “We have got to do something drastic, and we have to do it quickly.”

Does anybody else think it noteworthy that the highest delinquency rate since 1986 (the third quarter of 2007: 5.59% overall, 16.31% subprime) took place in a 4.0% real GDP growth economy with near record low 4.6% unemployment? Delinquencies are not up because rates have gone up; that has yet to occur. They are not up because the economy is weak, or because jobs have been lost; that hasn’t happened.  Mortgages are going bad because people who had no business buying houses bought houses!  Why should we bail out a borrower who was credulous enough to believe he could handle a $400,000 loan with an income of $55,000? Additionally, there will be great difficulty determining who should get forbearance, raising fairness issues. A bailout also jeopardizes the sanctity of contracts. Many of these mortgages have been packaged into pools and purchased by investors. Unilaterally changing the terms of the indenture poses an enormously bad precedent. As you might expect, Washington is hinting at more involvement by the Federal Housing Administration (FHA: code words for taxpayer bailout).

Deutsche Bank and other firms have tried to estimate the magnitude of the mortgage crisis. The best guess is that there will be $75 billion to $350 billion of additional portfolio or balance sheet markdowns ($75 billion have already been taken). The ultimate losses will not be known for years. The Wall Street Journal believes total losses will be about as great as that of the Savings & Loan crisis in the 1985-1995 period. Although the numbers are large, it is important to keep a couple of things in mind. First, the economy is huge and the underlying capital far exceeds these losses.  Second, most of the participants are professionals. Caveat Emptor. Wall Street traders, hedge funds and CNBC/Cramer all whine for rate relief under the guise that it will save the economy (along with freedom and democracy).  Protecting speculative behavior is a classic moral hazard. It is beneficial for our system that participants are reminded periodically that excessive speculation results in loss. It will be healthy to see strong balance sheets mean something again. It is sad to have to mention Cramer and Bernanke in the same sentence, but both seem deathly afraid of a recession.  Despite the gruesome headlines, we do not see it causing permanent damage to the real economy.

As this is written (mid-December), Citigroup, after denying they were obligated to provide support to faltering structured investment vehicles (SIVs), assumed at least $49 billion of debt to avoid forced asset sales. These moves follow on the heels of HSBC’s $45 billion SIV remedial action. It also quietly ended the notion that a “super conduit” SIV could somehow save these companies from facing the music. The SIV fiasco is another example of how banks and brokers booked income without taking reserves for promises or implied promises. The obligations were not reflected on the balance sheet, thereby giving the illusion that returns on assets and equities (ROA and ROE) were quite attractive, when in fact they were not. It will come as no surprise that the ultimate losses will vastly exceed the “profits” these schemes generated in the manic phase.

Citigroup’s SIV bomb follows a $5.9 billion write-down in their collateralized debt obligation (CDO) portfolio. Analysts speculate that an additional $11 billion CDO markdown is needed to reflect prevailing conditions. Incidentally, Citigroup’s equity is $127 billion (and falling), supporting $2.35 trillion of assets… a pretty skinny 5.4% equity-to-assets ratio. While the CDO nightmare is a little bit different than the SIV issue, in spirit they are the same. Citigroup was able to garner huge fees for creating and investing in CDOs even though the underlying economics were not sound. The ultimate losses will not be known for years.

As most of these structured finance schemes dry up, there is fear of a widespread credit crunch. Some economic commentators claim we are already in a liquidity and credit squeeze. Each day we get a new round of bank announcements about extraordinary reserve actions. PNC, Wachovia, Bank of America… the list goes on. Banks are leery of lending to each other, creating a sizeable gap between Libor rates and the Fed Funds rate. The Fed recently extended $40 billion of loans to the banking system. Frankly, we think it is unseemly for the Fed to be running around injecting liquidity, lowering rates, brokering deals and so forth in an effort to save companies from atoning for their sins. The ultimate cure is cleaner and quicker if the free market is allowed to work.

Furthermore, while there is clearly some credit tightening, we do not buy the argument that we are in a credit crunch.  Creditworthy borrowers have access to financing. There are pools of capital everywhere, as evidenced by the recent capital infusions into Citigroup, UBS, eTrade, and MBIA. There are pools of capital buying land from desperately overextended homebuilders. Hedge funds are investing in nonperforming bank loans. There are bankers crawling over each other for garden-variety asset-based lending. The media is full of advertising for mortgages, car loans and credit cards.  Yes, the standards are higher for getting money, but that is a good, not a bad thing.  Credit standards were loose for so long, it is not surprising that there is some retrenchment. Some markets, such as Florida and California, may get even more difficult. If credit does become scarce in certain circumstances and a Countrywide or Washington Mutual goes bankrupt, it would likely rattle the markets in the near term, but we do not think it would have an especially negative long-term impact. The pool of money around the world is too large.

Corporate Profits and Valuation
Standard & Poor’s 500 Index (S&P 500) earnings dropped 8% in the September quarter – the first decline in over five years. Final numbers for the broader market are not yet available, but they look similar. Fourth quarter earnings growth also appears to be coming in negative.  Falling financial company earnings were a large factor in the back half of 2007 and may continue to put a damper on profits in 2008. Stubbornly high energy and raw material costs have impacted a broad swath of other industries.  Currently, the 2008 price-to-earnings (P/E) multiple for the S&P 500, based on the midpoint of Goldman Sachs’ operating and reported estimates, is 15.3. While these valuation measures are only modestly above long-term averages, other metrics such as price-to-sales, enterprise value-to-earnings before interest, taxes, depreciation and amortization (EV/EBITDA), and price-to-cash flow remain well above historical means.

Outlook
Making any kind of definitive statement about future earnings or returns is hazardous. Earnings and returns fluctuate wildly over the short run. Two years ago we showed that only four times in the 51-year history of the S&P 500 did the annual return fall within two percentage points on either side of the long-term average of 10.0%. Returns of 15.8% for 2006 and 5.5% for 2007 were both outside of the range. Earnings growth has averaged 7.9% on an operating basis and approximately 7.0% on a reported basis over the past half-millennium, but the overall volatility of this series has also been very high. Only three of the past 52 years fall within two percentage points on either side of the 7.0% average growth rate.  It is always amusing to listen to the experts predict with confidence what earnings and returns will look like in the coming year. Most play it safe with a mid-to-high single-digit growth rate estimate, almost assuring themselves of a bad miss.

The FMI Large Cap Fund remains attractive today. That will not ensure great performance, but it is a good start. On most valuation measures, the Fund is trading at greater than a 25% discount to the S&P 500. The balance sheets are stronger and return on invested capital (ROIC) is above average. This gives us confidence over our standard three-to-five-year investment time horizon.  Investors may have to endure some pain in the aftermath of the mortgage debacle, but we do not think it will last a long time.

On December 28, 2007, our Board of Directors declared distributions of $0.037232 per share from net investment income, $0.08882 per share from short-term capital gains, which will be treated as ordinary income, and $0.15239 per share from net long-term capital gains, payable December 28, 2007, to shareholders of record on December 27, 2007.

Thank you for your confidence in the FMI Large Cap Fund.

Sincerely,

Ted D. Kellner, CFA	Donald S. Wilson, CFA	Patrick J. English, CFA
President and	Vice President	Vice President and
Portfolio Manager		Portfolio Manager

100 E. Wisconsin Ave., Suite 2200 • Milwaukee, WI  53202 • 414-226-4555
www.fmifunds.com

FMI Large Cap Fund
STATEMENT OF NET ASSETS
December 31, 2007 (Unaudited)

Shares		Value(b)
COMMON STOCKS — 89.9% (a)
COMMERCIAL SERVICES SECTOR — 4.4%
	Miscellaneous Commercial
	Services — 4.4%
851,200	Cintas Corp.	$28,617,344
COMMUNICATIONS SECTOR — 3.2%
	Major Telecommunications — 3.2%
1,580,000	Sprint Nextel Corp.	20,745,400
CONSUMER NON-DURABLES SECTOR — 8.0%
	Beverages: Alcoholic — 4.1%
307,000	Diageo PLC - SP-ADR	26,349,810
	Household/Personal Care — 3.9%
365,000	Kimberly-Clark Corp.	25,309,100
CONSUMER SERVICES SECTOR — 4.4%
	Media Conglomerates — 4.4%
1,727,000	Time Warner Inc.	28,512,770
DISTRIBUTION SERVICES SECTOR — 7.2%
	Medical Distributors — 4.4%
487,000	Cardinal Health, Inc.	28,124,250
	Wholesale Distributors — 2.8%
208,000	Grainger (W.W.), Inc.	18,204,160
ELECTRONIC TECHNOLOGY SECTOR — 7.3%
	Electronic Components — 4.0%
697,700	Tyco Electronics Ltd.	25,905,601
	Electronic Equipment/
	Instruments — 3.3%
461,000	CANON INC. SP-ADR	21,127,630
ENERGY MINERALS SECTOR — 4.2%
	Integrated Oil — 4.2%
371,000	BP PLC - SP-ADR	27,146,070
FINANCE SECTOR — 16.0%
	Insurance Brokers/
	Services — 4.8%
804,000	Willis Group
	Holdings Ltd.	30,527,880
	Major Banks — 5.2%
690,000	Bank of New York
	Mellon Corp.	33,644,400
	Property/Casualty Insurance — 6.0%
8,200	Berkshire Hathaway
	Inc. Cl B	38,835,200
HEALTH TECHNOLOGY SECTOR — 2.7%
	Medical Specialties — 2.7%
392,000	Covidien Ltd.	17,361,680
INDUSTRIAL SERVICES SECTOR — 3.2%
	Environmental Services — 3.2%
640,000	Waste Management, Inc.	20,908,800
PRODUCER MANUFACTURING SECTOR — 5.6%
	Industrial Conglomerates — 5.6%
618,000	General Electric Co.	22,909,260
336,500	Tyco International Ltd.	13,342,225
		36,251,485
RETAIL TRADE SECTOR — 15.2%
	Apparel/Footwear Retail — 2.4%
546,700	TJX Companies, Inc.	15,706,691
	Discount Stores — 5.4%
736,000	Wal-Mart Stores, Inc.	34,982,080
	Electronics/Appliance Stores — 4.2%
515,000	Best Buy Co., Inc.	27,114,750
	Specialty Stores — 3.2%
893,700	Staples, Inc.	20,617,659
TECHNOLOGY SERVICES SECTOR — 4.5%
	Information Technology
	Services — 4.5%
806,000	Accenture Ltd.	29,040,180
TRANSPORTATION SECTOR — 4.0%
	Air Freight/Couriers — 4.0%
365,000	United Parcel
	Service, Inc. Cl B	25,812,800
	Total common stocks	580,845,740

FMI Large Cap Fund
STATEMENT OF NET ASSETS (Continued)
December 31, 2007 (Unaudited)

Principal
Amount		Value(b)
SHORT-TERM INVESTMENTS — 9.8% (a)
	Commercial Paper — 7.0%
$15,000,000	General Electric Capital Corp.,
	3.90%, due 1/04/08	$14,995,125
15,000,000	Prudential Funding LLC,
	4.05%, due 1/04/08	14,994,938
15,000,000	Toyota Motor Credit Corp.,
	4.08%, due 1/04/08	14,994,900
	Total commercial paper	44,984,963
	Variable Rate Demand Note — 2.8%
17,908,243	U.S. Bank, N.A., 4.61%	17,908,243
	Total short-term
	investments	62,893,206
	Total investments	643,738,946
	Cash and receivables, less
	liabilities — 0.3% (a)	2,145,879
	Net Assets	$645,884,825
	Net Asset Value Per Share
	($0.0001 par value,
	100,000,000 shares
	authorized), offering
	and redemption price
	($645,884,825 ÷ 42,335,402
	shares outstanding)	$15.26

(a)	Percentages for the various classifications relate to net assets.
(b)
Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded.  Securities that are traded on the Nasdaq Markets are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price.  Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates value.

ADR – American Depositary Receipts

FMI Large Cap Fund
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin  53202
www.fmifunds.com
414-226-4555

BOARD OF DIRECTORS
BARRY K. ALLEN
ROBERT C. ARZBAECHER
GEORGE D. DALTON
PATRICK J. ENGLISH
GORDON H. GUNNLAUGSSON
TED D. KELLNER
RICHARD E. LANE
PAUL S. SHAIN

INVESTMENT ADVISER
AND ADMINISTRATOR
FIDUCIARY MANAGEMENT, INC.
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin  53202

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202
800-811-5311
or
414-765-4124

CUSTODIAN
U.S. BANK, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
PRICEWATERHOUSECOOPERS LLP
100 East Wisconsin Avenue
Suite 1800
Milwaukee, Wisconsin  53202

LEGAL COUNSEL
FOLEY & LARDNER LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Large Cap Fund unless accompanied or preceded by the Fund’s current prospectus. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.fmifunds.com.